EXHIBIT 10.5


     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF LEGAL COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.


                      STRATEGIA CORPORATION

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                      STOCK PURCHASE WARRANT

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I.   Grant.

     Strategia Corporation, a Kentucky corporation (the "Corporation"), for value received hereby grants to ________________, or his registered assigns (the "Holder") under the terms herein, and subject to future dilution, the right to purchase __________ Shares (the "Shares") of the Corporation's common stock ("Common Stock") for $3.75 per Share (the "Purchase Price").

II.  Expiration.

     The right to exercise this Warrant shall expire on September
30, 2001.

III. Exercise Procedure.

     This Warrant may be exercised in whole or in part in increments of at least 1,000 Shares by presenting it and tendering the Purchase Price in legal tender or by bank cashier's or certified check for the number of Shares purchased at the principal office of the Corporation along with a written subscription substantially in the form of Appendix A attached hereto.

     The Corporation shall promptly issue and deliver at its expense (including the payment of issue taxes) the proper number of Shares, and such Shares shall be deemed issued for all purposes as of the opening of business on the date on which this Warrant is exercised (the "Exercise Date") notwithstanding any delay in the actual issuance.

IV.  Adjustments in Certain Events.

     The number, class, and price of securities for which this Warrant may be exercised are subject to adjustment from time to time upon the happening of certain events as follows:

     (a) If the outstanding shares of the Corporation's Common Stock are divided into a greater number of Shares or a dividend in stock is paid on the Common Stock, the number of Shares obtainable on exercise of the Warrants shall be proportionately increased and the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced; and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, the number of Shares obtainable upon exercise of the Warrants shall be proportionately reduced and the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. The increases and reductions provided for in this subsection IV(a) shall be made with the intent and, as nearly as practicable, with the effect that neither the percentage of the total equity of the Corporation obtainable on exercise of the Warrants nor the price payable for such percentage upon such exercise shall be affected by any event described in this subsection IV(a).

     (b) No adjustment of the Purchase Price will be made if the amount of the adjustment is less than one cent per share, but in that case any adjustment that would otherwise be required to be made will be carried forward and will be made at the time of and together with the next adjustment of the Purchase Price which, together with any adjustment carried forward, amounts to one cent per share or more.

     (c) In case of any change in the Common Stock of the Corporation through merger, share exchange, reclassification, reorganization, partial or complete liquidation, or other similar change in the capital structure of the Corporation (not including the issuance of additional shares of Common Stock by the Corporation other than by stock split or stock dividend), then, as a condition of the change in the capital structure of the Corporation, lawful and adequate provision shall be made so that the Holder will have the right thereafter to receive upon the exercise of the Warrants the kind and amount of shares of stock or other securities or property to which he would have been entitled if, immediately prior to such merger, share exchange, reclassification, reorganization, recapitalization, or other change in the capital structure, he had held the number of Shares obtainable upon the exercise of the Warrants. In any such case, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrants. The Corporation will not permit any change in its capital structure to occur unless the issuer of the shares of stock or other securities to be received by the Holder of this Warrant Certificate, if not the Corporation, agrees to be bound by and comply with the provisions of this Warrant Certificate. If any change in capital structure to which this subsection IV(c) applies involves an election on the part of the Corporation's securities holders which would have been made by the Holder if, immediately prior to the record date with respect to such election, the Holder exercised the Warrants in full, then Holder shall, on or before the election date, make an election as if he had exercised the Warrants in full and the Warrants shall thereafter be exercisable to purchase the securities or other property which the Holder would have received had he exercised the Warrants immediately prior to the record date with respect to the change in capital structure and made the same election.

     (d) When any adjustment is required to be made in the number of Shares, other securities, or the property purchasable upon exercise of the Warrants, the Corporation shall promptly determine the new number of shares or other securities or property purchasable upon exercise of the warrants and (i) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new number of shares or other securities or property purchasable upon exercise of the Warrants and (ii) cause a copy of such statement to be mailed to Holders within thirty (30) days after the date when the event giving rise to the adjustment occurred.

     (e) No fractional shares of Common Stock or other securities will be issued in connection with the exercise of any Warrants, but the Corporation shall pay, in lieu of fractional shares, a cash payment therefor on the basis of the mean between the high bid and low asked prices in the over-the-counter market or the closing price on a national securities exchange on the day immediately prior to exercise.

     (f) If preferred securities of the Corporation or securities of any subsidiary of the Corporation are distributed pro rata to holders of any or all of the Corporation's securities, such number of securities shall be distributed to the Holder or his assignee upon exercise of his rights hereunder as such Holder or assignee would have been entitled to if this Warrant Certificate had been exercised prior to such distribution. The provisions with respect to adjustment of the Corporation's Common Stock provided in this section IV shall also apply to the preferred securities and securities of any subsidiary to which the Holder or his assignee shall be entitled under this subsection IV(f).

     (g) Notwithstanding anything herein to the contrary, there shall be no adjustment made hereunder on account of the sale and issuance of the Shares or other securities purchasable upon exercise of the Warrants.

V.   Reservation of Shares.

     The Corporation agrees that the number of shares of Common
Stock or other securities sufficient to provide for the exercise of the Warrants upon the basis set forth above shall at all times during the term of the Warrants be reserved for exercise.

VI.  Redemption of Warrants.

     (a) The Warrants outstanding at the time of a redemption may be redeemed at the option of the Corporation, in whole or in part on a pro-rata basis, at any time on or after April 1, 1997 if, at the time notice of such redemption is given by the Corporation as provided in Paragraph B, below, the Daily Price has exceeded $7.50 for the ten consecutive trading days immediately preceding the date of such notice, at a price equal to $0.25 per share of Common Stock issuable upon the exercise of the Warrant (the "Redemption Price"). For the purpose of the foregoing sentence, the term "Daily Price" shall mean, for any relevant day, the closing bid price on that day as reported by the principal exchange or quotation system on which prices for the Common Stock are reported. On the redemption date the holders of record of redeemed Warrants shall be entitled to payment of the Redemption Price upon surrender of such redeemed Warrants to the Corporation at its principal in Louisville, Kentucky.

     (b) Notice of redemption of Warrants shall be given at least 30 days prior to the redemption date by mailing, by registered or certified mail, return receipt requested, a copy of such notice to all of the holders of record of Warrants at their respective addresses appearing on the books or transfer records of the Corporation or such other address designated in writing by the holder of record to the Corporation not less than 40 days prior to the redemption date.

     (c) From and after the redemption date, all rights of the Warrantholders (except the right to receive the Redemption Price) shall terminate. No later than five (5) business days after the surrender of the Warrants on or after the redemption date, the Corporation shall pay the Redemption Price to the holder of record of the redeemed and surrendered Warrant.

     (d) If the Corporation fails to pay the Redemption Price as provided above, the holder of any Warrants called for redemption may at the option of the holder (a) by notice to the Corporation declare the notice of redemption a nullity as to such holder, or
(b) maintain an action against the Corporation for the Redemption Price. If the holder brings such an action, the Corporation will pay reasonable attorneys' fees of the holder. If the holder fails to bring an action against the Corporation for the Redemption Price within 60 days after the redemption date, the holder shall be deemed to have elected to declare the notice of redemption to be a nullity as to such holder and such notice shall be without any force or effect as to such holder. Except as otherwise specifically provided in this Paragraph VI(d), a notice of redemption, once mailed by the Corporation as provided in Paragraph VI(b) shall be irrevocable.

VII. Sale of Warrant or Shares.

     (a) The Holder shall not, without the prior written consent of Corporation, directly or indirectly, offer, sell, contract to sell, grant any option for the sale of, or otherwise dispose of or transfer any Warrants or shares of Common Stock exercisable upon the exercise of Warrants until the earlier to occur of (i) the first anniversary of the date of this Warrant, or (ii) the Daily Price shall have been at least $10.00 for ten consecutive trading days.

     (b) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended (the Act ), or under the securities laws of any state. Neither this Warrant nor the Shares when issued may be sold, transferred, pledged or hypothecated in the absence of (i) an effective registration statement for this Warrant or the Shares, as the case may be, under the Act and such registration or qualification as may be necessary under the securities laws of any state, or (ii) an opinion of counsel reasonably satisfactory to the Corporation that such registration or qualification is not required. The Corporation shall cause a certificate or certificates evidencing all or any of the Shares issued upon exercise of the rights herein prior to said registration and qualification of such shares to bear the following legend:

          The shares evidenced by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933 as amended (the "Act"), or any state securities laws. The shares may not be sold, transferred, pledged or hypothecated or otherwise disposed of in the absence of an effective registration statement or an opinion of counsel reasonably satisfactory to the Corporation that the transaction would not be in violation of the Act or any applicable state securities law.

VIII.      Transfer.

     This Warrant shall be registered on the books of the Corporation which shall be kept at its principal office for that purpose, and shall be transferable in whole or in part but only on such books by the Holder in person or by the Holder's duly authorized attorney with written notice substantially in the form of Appendix B attached hereto, and only in compliance with the pre-ceding paragraph. The Corporation may issue appropriate stop orders to its transfer agent to prevent a transfer in violation of the preceding paragraph.

IX.  Replacement of Warrant.

     At the request of the Holder and on production of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) if required by the Corporation, upon delivery of an indemnity agreement with a surety in such reasonable amount as the Corporation may determine, the Corporation, at its expense, will issue a new Warrant of like tenor in lieu thereof.

X.   Investment Covenant.

     The Holder by its acceptance hereof covenants that this Warrant is, and any Shares issued hereunder will be, acquired for investment purposes, and that the Holder will not distribute the same in violation of any state or federal law or regulation.

XI.  Notice.

     Any notices required or permitted to be given hereunder shall be in writing and may be serviced personally or by mail; and if serviced shall be addressed as follows:

If to the Corporation:

10301 Linn Station Road
P.O. Box 37144
Louisville, Kentucky 40232-7144
Attention: President

If to the Holder:

[at the address furnished by the
Holder to the Company
for the purpose of notice.]

     Any notice so given by mail shall be deemed effectively given 48 hours after mailing when deposited in the United States mail, registered or certified mail, return receipt requested, postage prepaid and addressed as specified above. Any party may by written notice to the other specify a different address for notice purposes.

XII.      Applicable Law.

          This Warrant shall be construed according to the laws of the Commonwealth of Kentucky.

     IN WITNESS WHEREOF, the Corporation has caused this Warrant to be signed on its behalf, in its corporate name, by its President, and its corporate seal to be hereunto affixed and the said seal to be attested by its Secretary, as of this ____ day of September, 1996.


ATTEST:                            STRATEGIA CORPORATION



By: ________________________       By:_________________________
     Secretary                     President





Appendix A

IRREVOCABLE SUBSCRIPTION

To:  STRATEGIA CORPORATION
     Louisville, Kentucky

Gentlemen:

The undersigned hereby elects to exercise his right under the
attached Warrant by purchasing                        shares of the
common stock of your company, and hereby irrevocably subscribes to such issue. The certificates for such shares shall be issued in the name of

_________________________________________________________________
(Name)

_________________________________________________________________
(Address)

_________________________________________________________________
(Taxpayer Number)

and delivered to

__________________________________________________________________
(Name)

_________________________________________________________________
(Address)

The exercise price of $__________________________is enclosed.

Date:_______________________________

Signed: ____________________________

__________________________________________________________________
(Address)

____________________________________
(Signature)


Appendix B

ASSIGNMENT

for value received _________________ hereby assigns to

_________________________________________________________________
(Name)

__________________________________________________________________
(Address)

________________________the attached Warrant together with all right, title and interest therein, and does hereby irrevocably appoint _________________________________________________________
attorney to transfer said Warrant on the books of Strategia Corporation, with full power of substitution in the premises.

Done this _____ day of ______________, _____.

Signed: _________________________________

By:______________________________________

Its:_____________________________________